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## NEWS RELEASE

# AbCellera Announces Collaboration with Vertex to Discover Multispecific T-Cell Engagers for Autoimmune Diseases and Other Conditions

2026-07-29

VANCOUVER, British Columbia--(BUSINESS WIRE)-- **AbCellera** (Nasdaq: ABCL) today announced a collaboration with Vertex Pharmaceuticals Incorporated (Nasdaq: VRTX) to research, develop, manufacture, and commercialize multispecific T-cell engagers (TCEs) for autoimmune diseases and other conditions.

"We are excited to collaborate with Vertex, a recognized leader in innovation, to accelerate the development of new, transformative therapies," said Carl Hansen, Ph.D., founder and CEO of AbCellera. "We continue to see our TCE platform as a source for advancing impactful programs into the clinic, both internally and through strategic partnerships."

"Vertex is committed to transforming the treatment landscape for people with serious diseases," said Mark Bunnage, D.Phil., EVP and Chief Scientific Officer at Vertex. "AbCellera's T-cell engager platform offers sophisticated capabilities for discovering and engineering multispecific antibodies and we look forward to working with AbCellera's team to explore the potential of this technology to develop innovative therapies for patients in need."

Under the terms of the agreement, AbCellera will leverage its proprietary TCE platform to lead discovery and early development activities. Vertex will fund all research and development costs and will have the right to develop and commercialize therapeutic multispecific antibodies resulting from the collaboration. AbCellera will receive $28

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million in total upfront payments and is eligible to receive preclinical, development, regulatory, and commercial milestone payments, along with tiered royalties on net sales. In addition, AbCellera and Vertex may mutually agree to have AbCellera perform cell line development, process development, and clinical manufacturing through Phase 1 for any program under the collaboration.

## About AbCellera's T-Cell Engager Platform

AbCellera's T-cell engager platform is a fully integrated capability, from discovery to clinical manufacturing, for developing multispecific TCEs in many therapeutic areas, including oncology and autoimmune conditions. The platform includes novel and proprietary panels of CD3-binding antibodies, costimulatory targeting arms, multispecific protein engineering technology, novel formats, and a suite of high-throughput functional assays.

## About AbCellera Biologics Inc.

**AbCellera** (Nasdaq: ABCL) is a clinical-stage biotechnology company focused on discovering and developing first-in-class antibody-based medicines in the areas of endocrinology, women's health, immunology, oncology, and more. For more information, please visit **www.abcellera.com**.

## AbCellera Forward-looking Statements

This document contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. All statements contained in this document other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, plans, objectives for future operations, and the evaluation of our available liquidity accessible to execute on our strategy (including our ability to access our reimbursement based R&D government contributions). The use of certain data derived from cross-study comparisons are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences and are presented for informational purposes. In some cases, you can identify forward-looking statements by the words "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing" or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, other factors, and definition of our business metrics are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently

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known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this document represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. Inquiries Media: Tiffany Chiu; media@abcellera.com, +1(236)521-6774 Partnering: Murray McCutcheon, Ph.D.; partnering@abcellera.com, +1(604)559-9005 Investor Relations: Peter Ahn; ir@abcellera.com, +1(778)729-9116 Source: AbCellera Biologics Inc. 3